UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2022
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of Class A common stock	PWPPW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 17, 2022, Perella Weinberg Partners (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended December 31, 2021. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The press release may contain hypertext links to information on the Company’s website. The information on the Company’s website is not incorporated by reference into and does not constitute a part of this Current Report on Form 8-K.

The information provided under this Item (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure

On February 17, 2022, the Company issued a press release announcing the stock repurchase program described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release dated February 17, 2022 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided under this Item (including Exhibit 99.1) is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Annual Meeting of Stockholders

The Company currently intends to hold its first Annual Meeting of Stockholders (the “Annual Meeting”) on May 24, 2022, at a time and location determined and to be specified in the Company’s upcoming definitive proxy statement related to the Annual Meeting.

Under the rules of the U.S. Securities and Exchange Commission, the Company has set February 27, 2022 as the deadline for submitting a shareholder proposal for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Exchange Act. Accordingly, in order for a stockholder proposal to be considered for inclusion in the Company’s proxy materials for the Annual Meeting, the proposal must be received by the Secretary of the Company at the Company’s principal executive offices at 767 Fifth Avenue, New York, NY 10153, no later than the close of business on such date, and comply with the procedures and requirements set forth in Rule 14a-8.

In accordance with the advance notice requirements contained in the Amended and Restated Bylaws of the Company (the “Bylaws”), for director nominations or other business to be brought before the Annual Meeting by a stockholder, other than Rule 14a-8 proposals described above, written notice to the Secretary of the Company must be delivered to, or be mailed and received at, the principal executive offices of the Company no later than the close of business on February 27, 2022. These stockholder notices also must comply with the requirements of the Bylaws and will not be effective otherwise.

Stock Repurchase Program

On February 17, 2022, the Company announced that its Board of Directors approved a stock repurchase program under which the Company is authorized to repurchase up to $100,000,000 of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), with no requirement to purchase any minimum number of shares. Shares may be repurchased under the new repurchase program through open market purchases, privately negotiated transactions, block trades, accelerated or other structured share repurchase programs, or other means.

The manner, timing, pricing and amount of any transactions will be subject to the Company’s discretion and may be based upon market conditions and alternative opportunities that the Company may have for the use or investment of its capital. The Company may also from time to time establish one or more plans under Rule 10b5-1 of the Exchange Act. The repurchase program may be modified, suspended or discontinued at any time.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, which reflect the Company’s current views with respect to, among other things, statements about the share repurchase program. You can identify these forward-looking statements by the use of words such as “estimates,” “projected,” “expects,” “estimated,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A further list and description of these risks, uncertainties and other factors can be found in the Company’s filings with the U.S. Securities and Exchange Commission. These filings and subsequent filings are or will be available online at www.sec.gov or on request from the Company.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by the Company dated February 17, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

	By:	/s/ Gary Barancik
	Name:	Gary Barancik
	Title:	Chief Financial Officer

Date: February 17, 2022